UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 2, 2018
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
799 West Coliseum Way
Midvale, Utah 84047
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)           On April 2, 2018, Robert P. Hughes, Senior Vice President, Finance and Risk Management of Overstock.com, Inc. (the “Company”), notified the Company that he is resigning as the Company’s principal financial officer and principal accounting officer in order to become the chief financial officer of the Company’s indirect 50% owned subsidiary, DeSoto Inc., effective April 16, 2018.

(c)     On April 2, 2018, the Company appointed Gregory J. Iverson as its new Chief Financial Officer (principal financial officer and principal accounting officer), effective April 16, 2018. Mr. Iverson, 42, was previously employed by Apollo Education Group, Inc., a private-sector education company, in a variety of finance roles from April 2007 through March 2018, most recently serving as Senior Vice President and Chief Financial Officer since October 2015.

Mr. Iverson will have an annual salary of $400,000 and is expected to receive a new hire equity grant consisting of 20,000 restricted stock units, subject to the approval of the Company’s board of directors or the compensation committee of the board, and subject to vesting over a three-year period in accordance with the terms of the Company’s 2005 equity incentive plan and the Company’s normal practices. Mr. Iverson will be eligible to participate in the compensation and benefit programs generally available to the Company’s senior officers. His employment has no specified term and will be on an at-will basis.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.
The following exhibit is furnished with this report:

99.1	Press release issued April 6, 2018
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are therefore entitled to the protection of the safe harbor provisions of these laws. These forward-looking statements involve risks and uncertainties, and relate to future events or our future financial or operating performance. The forward-looking statements include all statements other than statements of historical fact.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Vice President, Legal, and General Counsel
Date:	April 6, 2018